UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: August 1, 2007
(Date of earliest event reported)
FORD MOTOR COMPANY
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-3950	38-0549190

(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 313-322-3000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Our news releases dated August 1, 2007 concerning (i) the results of our conversion offer related to the 6.50% Cumulative Convertible Trust Preferred Securities of Ford’s wholly owned subsidiary trust, Ford Motor Company Capital Trust II, and (ii) U.S. retail sales of Ford vehicles in July 2007, filed as Exhibits 99.1 and 99.2 to this report, are incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
EXHIBITS

Designation	Description	Method of Filing

Exhibit 99.1	News Release concerning conversion offer dated August 1, 2007	Filed with this Report
Exhibit 99.2	News Release concerning retail sales dated August 1, 2007	Filed with this Report
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY
(Registrant)

Date: August 1, 2007	By:	/s/ Louis J. Ghilardi
Louis J. Ghilardi
Assistant Secretary

EXHIBIT INDEX

Designation	Description

Exhibit 99.1	News Release concerning conversion offer dated August 1, 2007
Exhibit 99.2	News Release concerning retail sales dated August 1, 2007